New Jersey Project Underway Creating Union Jobs and Impacting the Community

With construction of Hudson Exchange Phase II well underway in the Waterfront District of Jersey City, the AFL-CIO Housing Investment Trust (HIT) is continuing to generate significant work for union members with its investments. Since inception, the HIT has financed 36 projects in the state of New Jersey, generating approximately $4.0 billion of total economic impacts and 18.5 million hours of union work for members of the building trades. Hudson Exchange Phase II alone is expected to create over 4.1 million hours of union construction work. This large-scale construction project, built entirely with union labor, will not only transform the area but also offer steady employment opportunities for members of the building trades, which in turn supports their families and spurs economic growth in the surrounding area.

Hudson Exchange Phase II is a 60-story, mixed-use property featuring 802 residential rental units and 118,000 square feet of retail space, 85,000 of which are preleased to a ShopRite, a quality, affordable supermarket. “Our residents deserve access to vibrant food stores for their daily shopping needs and I’m thrilled that the new location for this longtime community staple is being built entirely with Union labor,” said Mayor Fulop. “We look forward to seeing this highly transformative development continue to come to life.” In the coming years, future phases of the 18-acre master-planned Hudson Exchange development include additional apartment and retail buildings, green spaces, a promenade, and a park.

With an estimated completion date in 2026, Hudson Exchange II is poised to continue to offer valuable job opportunities as the construction progresses and to bolster the long-term economic vitality of the region. Patrick Kelleher, President of Hudson County Building & Construction Trades Council noted, “This project is living proof that union dollars and union labor can be catalysts to building community strength and economic growth.” This multi-year development underscores HIT’s dedication to bolstering family-supporting union careers, thereby fostering growth in the communities in which they live and work. “As we begin 2025, we look forward to continuing to do more in New Jersey and across the nation,” said Chang Suh, HIT’s CEO and CIO.

About the HIT:  The HIT is a fixed-income, investment-grade mutual fund with $6.9 billion in net assets. For 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy by calling HIT Investor Relations at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.